Exhibit 10.2.1

            SECOND AMENDMENT TO CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 18, 1998, is by and among Cluett American Corp. (the "Borrower"), Cluett American Investment Corp. (the "Parent"), Cluett American Group, Inc. ("Interco") and the certain subsidiaries of the Parent identified on the signature pages hereto (together with the Parent and Interco, the "Guarantors"), the lenders identified on the signature pages hereto (the "Lenders"), NationsBank, N.A., as agent for the Lenders (in such capacity, the "Agent") and Gleacher NatWest Inc., as documentation agent (the "Documentation Agent"). Capitalized terms used herein which are not defined herein and which are defined in the Credit Agreement shall have the same meanings as therein defined.

                     W I T N E S S E T H

     WHEREAS, the Borrower, the Guarantors, the Lenders, the Agent and the Documentation Agent have entered into that certain Credit Agreement dated as of May 18, 1998 and as amended as of May 27, 1998, (as so amended the "Existing Credit Agreement");

     WHEREAS, the parties to the Existing Credit Agreement have agreed to amend the Existing Credit Agreement as provided herein;

     NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                           PART 1
                         DEFINITIONS

     SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

         "Amended  Credit  Agreement"  means the Existing  Credit
     Agreement as amended hereby.

         "Amendment No. 2 Effective  Date" is defined in Subpart
     3.1.

     SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                           PART 2
           AMENDMENTS TO EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Amendment No. 2 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part 2. Except as so amended, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

     SUBPART 2.1 Definition of Consolidated EBITDA Adjustment. The definition of "Consolidated EBITDA Adjustment" set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

         "Consolidated EBITDA Adjustment" means (i) the sum of (A) for each of the fiscal quarters ending September 30, 1997, December 31, 1997 and March 28, 1998, the amount indicated for Consolidated EBITDA for such fiscal quarter on Schedule 1.1A, plus (B) for each of the fiscal quarters ending December 31, 1997, March 28, 1998, June 27, 1998, September 26, 1998 and
     December 31, 1998, the amount indicated for such fiscal quarter on Schedule 1.1A-1 in respect of losses for such period associated with the discontinuance of the Burberrys and Yves Saint Laurent licensed product lines, and (ii) for any fiscal quarter after March 28, 1998, the amount, if any, of reorganization charges taken during such fiscal quarter in respect of (A) up to $3.3 million of facility closing and re-engineering costs accrued by the Borrower and its Subsidiaries prior to the Closing Date, (B) up to $550,000 of losses accrued by the Borrower and its Subsidiaries prior to the Closing Date associated with (1) the Canadian retail operations of the Borrower and its Subsidiaries and (2) the Mexican and Guatemalan operations of the Borrower and its Subsidiaries, (C) up to $4.0 million of bankruptcy reorganization costs incurred by the Borrower and its Subsidiaries on or prior to the Closing Date and (D) the costs and expenses of the Parent, the Borrower and its Subsidiaries incurred in connection with the Recapitalization, in each case calculated in accordance with GAAP.

     SUBPART 2.2 New Schedule 1.1A-1. A new schedule in the form of Schedule 1.1A-1 attached hereto is added to the Existing Credit Agreement immediately following existing Schedule 1.1A thereof.

                           PART 3
                 CONDITIONS TO EFFECTIVENESS

     SUBPART 3.1 Amendment No. 2 Effective Date. This Amendment shall be and become effective as of September 30, 1998 (the "Amendment No. 2 Effective Date") when all of the conditions set forth in this Part 3 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment No.
2."

         SUBPART 3.1.1 Execution of Counterparts of Amendment. The Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Required Lenders.

         SUBPART 3.1.2 Other Items. The Agent shall have received such other documents, agreements or information which may be reasonably requested by the Agent.

                           PART 4
                        MISCELLANEOUS

     SUBPART 4.1 Representations and Warranties. Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents and (b) the representations and warranties set forth in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

     SUBPART 4.2 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

     SUBPART 4.3 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

     SUBPART  4.4  Instrument  Pursuant  to  Existing  Credit  Agreement.   This
Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

     SUBPART 4.5 References in Other Credit Documents. At such time as this Amendment No. 2 shall become effective pursuant to the terms of Subpart 3.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 2.

     SUBPART 4.6 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

     SUBPART 4.7 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     SUBPART 4.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF the Borrower, the Guarantors and the Required Lenders have caused this Amendment to be duly executed on the date first above written.

BORROWER:              CLUETT AMERICAN Corp.

                       By:
                       Name:
                       Title:


GUARANTORS:            Cluett American Investment Corp.,
                       a Delaware corporation

                       By:
                       Name:
                       Title:


                       Cluett American Group, Inc.,
                       a Delaware corporation

                       By:
                       Name:
                       Title:


                       CONSUMER DIRECT CORPORATION,
                       a Delaware corporation

                       By:
                       Name:
                       Title:


                       ARROW FACTORY STORES, INC.,
                       a Delaware corporation

                       By:
                       Name:
                       Title:




[Signatures Continued]

                       GAKM RESOURCES CORPORATION,
                       a Delaware corporation

                       By:
                       Name:
                       Title:


                      CLUETT PEABODY RESOURCES CORPORATION,
                       a Delaware corporation

                       By:
                       Name:
                       Title:


                       CLUETT PEABODY HOLDING CORP.,
                       a Delaware corporation

                       By:
                       Name:
                       Title:


                       CLUETT, PEABODY & CO., INC.,
                       a Delaware corporation

                       By:
                       Name:
                       Title:


                       BIDERTEX SERVICES INC.,
                       a Delaware corporation

                       By:
                       Name:
                       Title:





[Signatures Continued]

                       GREAT AMERICAN KNITTING MILLS, INC.,
                       a Delaware corporation

                       By:
                       Name:
                       Title:


                       CLUETT DESIGNER GROUP, INC.,
                       a Delaware corporation

                       By:
                       Name:
                       Title:


                       BIDERMANN TAILORED CLOTHING, INC.,
                       a Delaware corporation

                       By:
                       Name:
                       Title:



LENDERS:               NATIONSBANK, N. A.

                       By:
                       Name:
                       Title:


                       NATIONAL WESTMINSTER BANK PLC

                       By:
                       Name:
                       Title:


                       FLEET BANK, N.A.

                       By:
                       Name:
                       Title:


                       BANKBOSTON, N.A.

                       By:
                       Name:
                       Title:


                       SANWA BUSINESS CREDIT CORPORATION

                       By:
                       Name:
                       Title:


                       BANK AUSTRIA CREDITANSTALT
                       CORPORATE FINANCE, INC.

                       By:
                       Name:
                       Title:

                       By:
                       Name:
                       Title:

                       FIRST SOURCE FINANCIAL LLP,
                       By:  First Source Financial Inc., its manager

                       By:
                       Name:
                       Title:


                       THE LONG-TERM CREDIT BANK OF JAPAN,
                       LIMITED, NEW YORK BRANCH

                       By:
                       Name:
                       Title:


                       SUMMIT BANK

                       By:
                       Name:
                       Title:


                       MARINE MIDLAND BANK

                       By:
                       Name:
                       Title:


                       AG CAPITAL FUNDING PARTNERS, L.P.
                       By:  Angelo  Gordon & Co.,  L.P. as  Investment
Advisor

                       By:
                       Name:
                       Title:


                       NEW YORK LIFE INSURANCE COMPANY

                       By:
                       Name:
                       Title:

                       SENIOR DEBT PORTFOLIO
                       By:  Boston Management and Research,
                              as Investment Advisor

                       By:
                       Name:
                       Title:


                     ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.

                       By:
                       Name:
                       Title:


                       STRATA FUNDING LTD.

                       By:
                       Name:
                       Title:


                     SANKATY HIGH YIELD ASSET PARTNERS, L.P.

                       By:
                       Name:
                       Title:


                       MORGAN STANLEY SENIOR FUNDING, INC.

                       By:
                       Name:
                       Title:


                       MERRILL LYNCH SENIOR FLOATING
                       RATE FUND, INC.

                       By:
                       Name:
                       Title:

SCHEDULE 1.1A-1

ADDITIONAL FINANCIAL INFORMATION


-------------- ----------- ------------ ------------- -------------
For the        For the     For the      For the       For the
Fiscal         Fiscal      Fiscal       Fiscal        Fiscal
Quarter Ended  Quarter     Quarter      Quarter       Quarter
December  31,  Ended       Ended        Ended         Ended
1997           March 28,   June    27,  September     December
               1998        1998         26, 1998      31, 1998
-------------- ----------- ------------ ------------- -------------

                                                      The lesser of $2.3
$0.7 million   $0.5        $1.1         $3.2 million  million and actual
               million     million                    lossesof Cluett
                                                      Designer Group, Inc.
                                                      associated with the
                                                      discontinuance of the
                                                      Burberrys and Yves
                                                      Saint Laurent
                                                      licensed product
                                                      lines for such fiscal
                                                      quarter
-------------- ----------- ------------ ------------- -------------